Vesper U.S. Large Cap Short-Term Reversal Strategy ETF

Schedule of Investments

November 30, 2020 (Unaudited)

Description	Shares	Fair Value

COMMON STOCK — 99.8%

Communication Services — 4.0%
Verizon Communications	38,468	$2,323,852

Consumer Discretionary — 7.9%
NIKE, Cl B	17,154	2,310,644
Tiffany	17,657	2,321,542
		4,632,186
Consumer Staples — 20.0%
Clorox	11,563	2,346,827
Colgate-Palmolive	27,369	2,343,881
Costco Wholesale	5,994	2,348,269
Kimberly-Clark	16,545	2,304,884
Procter & Gamble	16,753	2,326,489
		11,670,350
Financials — 16.1%
Cincinnati Financial	29,555	2,256,524
Moody's	8,429	2,379,844
MSCI, Cl A	5,769	2,361,944
S&P Global	6,892	2,424,468
		9,422,780
Health Care — 24.2%
Amgen	10,592	2,351,848
Incyte *	28,698	2,426,129
Johnson & Johnson	16,186	2,341,790
Merck	29,107	2,339,912
ResMed	11,294	2,367,222
Varian Medical Systems *	13,348	2,322,285
		14,149,186
Industrials — 19.7%
IDEX	12,105	2,338,081
Norfolk Southern	9,579	2,270,414
Northrop Grumman	7,442	2,249,419
Republic Services, Cl A	23,940	2,315,477
Waste Management	19,466	2,318,985
		11,492,376
Information Technology — 4.0%
NortonLifeLock	128,402	2,340,768

Utilities — 3.9%
Southern	38,281	2,291,118

Total Common Stock
(Cost $58,296,815)		58,322,616

Total Investments - 99.8%
(Cost $58,296,815)		$58,322,616

Percentages are based on net assets of $58,424,038.

*	Non-income producing security.

Cl — Class

MSCI — Morgan Stanley Capital International

S&P — Standard & Poor’s

As of November 30, 2020, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the period ended November 30, 2020, there were no transfers in or out of Level 3.

For more information regarding the Fund’s policy regarding valuation of investments, fair value hierarchy levels and other significant accounting policies, please refer to the Fund’s most recent semi-annual and annual financial statements.

VES-QH-001-0500